Legal Proceedings	12 Months Ended
Jun. 30, 2021
Legal Proceedings Provision [Abstract]
Legal proceedings

22. Legal proceedings

In October 2020, in light of the Complete Response Letter released by the FDA and the decline in the market price of our ADS, a purported class action lawsuit was filed in the U.S Federal District Court for the Southern District of New York on behalf of purchasers or acquirers of our ADS against the Company, its Chief Executive Officer, its Chief Financial Officer and its Chief Medical Officer for alleged violations of the U.S. Securities Exchange Act of 1934. The Company will vigorously defend this and any other similarly-based litigation should it arise. The Company cannot provide any assurance as to the possible outcome or cost to us from the lawsuit, particularly as it is at an early stage, nor how long it may take to resolve such lawsuit. Thus, the Company has not accrued any amounts in connection with such legal proceedings other than ongoing attorney’s fees.